Joint Filer Information

Title of Security:       Common Stock & Warrants

Issuer & Ticker Symbol:  Xfone, Inc. (XFN)

Designated Filer:        Burlingame Asset Management, LLC

Other Joint Filers:      Burlingame Equity Investors, LP ("Domestic Fund")
                         Burlingame Equity Investors II, LP ("Domestic Fund II")
                         Burlingame Equity Investors (Offshore) Ltd. ("Offshore
                           Fund")
                         Blair E. Sanford

Addresses:               The principal business address for each of BAM,
                         Domestic Fund, Domestic Fund II and Mr. Sanford is
                         One Market Street, Spear Street Tower, Suite 3750,
                         San Francisco, California 94105.

                         The principal business address of the Offshore Fund is c/o Appleby Trust (Cayman) Ltd., Clifton House,
                         75 Fort Street, P.O. Box 1350 GT,
                         George Town, Grand Cayman, Cayman Islands.

Signatures:
Dated:  April 2, 2010

                         BURLINGAME EQUITY PARTNERS, LP
                         By: Burlingame Asset Management, LLC,
                             as general partner

                         By: /s/ Blair E. Sanford
                             --------------------
                                 Blair E. Sanford, Managing Member



                         BURLINGAME EQUITY PARTNERS II, LP
                         By: Burlingame Asset Management, LLC,
                             as general partner

                         By: /s/ Blair E. Sanford
                             --------------------
                                 Blair E. Sanford, Managing Member

                          BURLINGAME EQUITY INVESTORS (OFFSHORE) LTD.

                          By: /s/ Blair E. Sanford
                              --------------------
                                  Blair E. Sanford, Director



                           /s/ Blair E. Sanford
                           --------------------
                               Blair E. Sanford